Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 12th day of September, 2014, by and among:

(i)	LINCOLN ELECTRIC HOLDINGS, INC., an Ohio corporation; THE LINCOLN ELECTRIC COMPANY, an Ohio corporation; LINCOLN ELECTRIC INTERNATIONAL HOLDING COMPANY, a Delaware corporation; J.W. HARRIS CO., INC., an Ohio corporation; TECHALLOY, INC., a Delaware corporation; WAYNE TRAIL TECHNOLOGIES, INC., an Ohio corporation; and LINCOLN GLOBAL, INC., a Delaware corporation (each a “Borrower” and, collectively, the “Borrowers”);

(ii)	the LENDERS party hereto (collectively, the “Lenders”);

(iii)	KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as letter of credit issuer and its successors and assigns (in such capacity, the “Letter of Credit Issuer”); and

(iv)	KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Agent”).

Recitals:

A. The Borrowers, the Lenders, and the Agent are the parties to that certain Amended and Restated Credit Agreement dated as of July 26, 2012 (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

B. As of the close of business on September 11, 2014, the aggregate unpaid principal balance of the Revolving Credit Loans was $-0-; and the aggregate Risk Participation Exposure was $-0-.

C. The Borrowers have requested the Lenders, the Letter of Credit Issuer and the Agent to (i) extend the maturity of the Revolving Credit Facility, (ii) increase the Total Commitment Amount to $400,000,000, and (iii) agree to certain other amendments to the Credit Agreement.

D. Subject to the terms and conditions of this First Amendment, the Lenders, the Letter of Credit Issuer and the Agent have agreed to grant such requests.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and of the mutual agreements hereinafter set forth, the parties hereby agree as follows:

1.     Amendments to Credit Agreement. Subject to the terms, conditions and limitations of this First Amendment, including, without limitation, Section 2, below:

(A)    The definitions of “Commitment Period”, “LIBOR” and “Total Commitment Amount” in Section 1.1 (Definitions) of the Credit Agreement are hereby amended and restated in their entirety to provide, respectively, as follows:

“Commitment Period” shall mean the period from (i) the Restatement Date to (ii) September 12, 2019, or such earlier date on which the Commitments are terminated pursuant to the terms hereof; provided that if such date is not a Banking Day, the last day of the Commitment Period shall be the Banking Day that immediately precedes such date.

*        *        *

“LIBOR” shall mean, with respect to any LIBOR Loan for the Interest Period applicable to such LIBOR Loan, the greater of (i) zero percent (0.00%) per annum and (ii) the per annum rate of interest, determined by the Agent in accordance with its usual procedures (which determination shall be conclusive and binding absent manifest error) as of approximately 11:00 a.m. (London time) two (2) Banking Days prior to the beginning of such Interest Period pertaining to such LIBOR Loan, equal to the London Interbank Offered Rate, as published by Bloomberg (or, if Bloomberg does not publish the London Interbank Offered Rate, such other commercially available source providing quotations of such London Interbank Offered Rate as reasonably designated by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), having a maturity comparable to such Interest Period. In the event that such a rate quotation is not available for such Interest Period for any reason, then, subject to clause (i) of the immediately preceding sentence, LIBOR for such period shall be a comparable replacement rate determined by the Agent in its good faith commercial judgment at such time.

*        *        *

“Total Commitment Amount” shall mean the aggregate amount of the Commitments of all of the Lenders, which aggregate amount as of the First Amendment Effective Date is Four Hundred Million Dollars ($400,000,000), as such amount may be increased or reduced pursuant to the provisions of this Agreement.

(B)    By way of clarification and not limitation, the Facility Fees shall commence to accrue reflecting the increased Commitments as of the First Amendment Effective Date (defined below) and (together with the Facility Fees accrued and unpaid prior to the First Amendment Effective Date) shall be payable on the Quarterly Payment Date next following the First Amendment Effective Date.

(C)    The following sentence is hereby added to the end of the definition of “Obligations” in Section 1.1 (Definitions) of the Credit Agreement:

With respect to any above-described indebtedness or obligations under any so-called ‘hedge’, ‘swap’, ‘collar’, ‘cap’ or similar interest rate or currency fluctuation protection agreements hereafter constituting one or more of the Loan Documents pursuant to a writing signed by the Borrowers, the Agent and the Majority Lenders, such Loan Documents (which may include an amendment to this Agreement executed and delivered by the Agent, the Borrowers and the Majority Lenders) shall contain such provisions relating to such indebtedness or obligations under any so-called ‘hedge’, ‘swap’, ‘collar’, ‘cap’ or similar interest rate or currency fluctuation protection agreements as the Agent reasonably deems necessary or appropriate to cause this Agreement and the other Loan Documents to conform to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith.

(D)    The following defined term is hereby added to Section 1.1 (Definitions) of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” has the meaning specified in the First Amendment to Amended and Restated Credit Agreement dated as of September 12, 2014 among the parties to this Agreement as of such date.

(E)    Paragraph (i) of Section 3.1(c) (Notes) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(i) The obligation of the Borrowers to repay Revolving Credit Loans made by each Lender in respect of the Revolving Credit Facility and to pay interest thereon shall be evidenced by a Revolving Credit Note of the Borrowers substantially in the form of Exhibit A hereto (or, as applicable, a restatement or replacement of a prior Revolving Credit Note), with appropriate insertions for such Lender’s name, face amount, date and the like, and payable to the order of such Lender on the last day of the Commitment Period, in the principal amount of its Commitment.

(F)    Section 10.5 of the Credit Agreement is hereby amended by deleting the reference to the date “December 31, 2011” in each place it appears therein and replacing it in each place with a reference to the date “December 31, 2013.”

(G)    Annex A (Commitments of the Lenders) to the Credit Agreement is hereby amended and restated in its entirety by the Amended and Restated Annex A attached as Attachment 1 to this First Amendment and incorporated herein by reference.

(H)    Schedules 9.2, 9.4, 10.1 and 10.3 to the Credit Agreement are hereby amended and restated in their entirety by the Amended and Restated Schedules 9.2, 9.4, 10.1 and 10.3 attached as Attachments 2, 3, 4 and 5, respectively, to this First Amendment and incorporated herein by reference.

2.    First Amendment Effective Date; Conditions Precedent; Certifications.

(A)    Conditions Precedent. The amendments provided for in Section 1, above, shall not be effective unless and until the Borrowers have satisfied all of the following conditions precedent (the date on which such effectiveness occurs being the “First Amendment Effective Date”):

(i) Each Borrower and each Lender shall have executed and delivered this First Amendment;

(ii) The certifications of the Borrowers contained in clauses (i) and (ii) of paragraph (B) of this Section 2 shall be true and correct as of the First Amendment Effective Date, and the Borrowers shall have executed and delivered to the Agent a certificate to that effect dated as of the First Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Agent;

(iii) The certifications of the Borrowers contained in clause (iii) of paragraph (B) of this Section 2 shall be true and correct as of the First Amendment Effective Date, and the secretary or an assistant secretary of each Borrower shall have executed and delivered to the Agent a certificate to that effect dated as of the First Amendment Effective Date, attached to which certificate shall be (a) the resolutions of its board of directors (or equivalent body otherwise named) authorizing the execution, delivery and performance of this First Amendment and performance of the Credit Agreement, as modified hereby, and (b) the names and signatures of the officers of such Borrower executing or attesting to this First Amendment, and which otherwise shall be in form and substance reasonably satisfactory to the Agent;

(iv) Each Borrower shall have delivered to the Agent (a) its articles of incorporation (or equivalent document otherwise named) or a certification of its secretary or an assistant secretary to the effect that the same have not been modified since the Restatement Date, (b) a certificate of good standing for such Borrower, in each case certified by the office of the Secretary of State or other similar official of the state of incorporation or formation of such Borrower, and (c) a certificate of qualification to transact business as a foreign corporation or other entity in every other state where such Borrower’s failure so to qualify reasonably would be expected to have a Material Adverse Effect;

(v) The Borrowers shall have executed and delivered to the Agent (for further delivery to each Lender) an amended and restated Revolving Credit Note reflecting such Lender’s increased Commitment;

(vi) The Borrowers shall have caused their counsel to deliver favorable legal opinions in favor of the Lenders, the Letter of Credit Issuer and the Agent, all in form and substance reasonably satisfactory to the Agent;

(vii) The Borrowers shall have (a) paid to the Agent, in immediately available funds, for the ratable benefit of the Lenders upfront fees in the aggregate amount of $305,000 (that is, $38,125 for each Lender) and (b) reimbursed the Agent for all reasonable costs and expenses incurred by the Agent and invoiced pursuant to Section 15.4 of the Credit Agreement, including those described in Section 7(A) of this First Amendment; and

(viii) The Borrowers shall have executed and delivered such other documents and certificates and shall have taken such other actions as the Agent may reasonably request of the Borrowers;

provided, however, that if the First Amendment Effective Date has not occurred by the close of business on September 30, 2014, this First Amendment shall be deemed rescinded by the parties and of no further effect. The Agent shall advise Holdings and the Lenders promptly upon the satisfaction of the foregoing conditions and of the date of the First Amendment Effective Date.

(B)    Loan Party Certifications. Each Borrower hereby certifies, represents and warrants to each Lender, the Letter of Credit Issuer and the Agent that, as of the First Amendment Effective Date, and after giving effect to the modifications provided for in Section 1, above, (i) the representations and warranties of the Borrowers contained in the Credit Agreement and this First Amendment are true and correct in all material respects as though made on and as of such date (except for representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein); (ii) no event or condition has occurred and is continuing that constitutes an Incipient Default or Event of Default; and (iii) the execution and delivery of this First Amendment by each Borrower have been approved by all necessary corporate or company action of such Borrower’s board of directors (or equivalent body otherwise named).

3.    No Other Modifications. Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

4.    Confirmation of Obligations. Each Borrower hereby affirms as of the date hereof all of its respective Indebtedness and other Obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Indebtedness and other Obligations are owed to each of the Lender Parties according to their respective terms. Each Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Indebtedness and other Obligations of such Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.

5.    Governing Law; Binding Effect. This First Amendment shall be governed by and construed in accordance with the Laws of the State of Ohio, without regard to principles of conflicts of laws that would permit the application of the Laws of another jurisdiction, and shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Letter of Credit Issuer and the Agent and their respective successors and assigns.

6.    Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering by facsimile or email transmission a signature page of this First Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this First Amendment.

7.    Miscellaneous.

(A)    Agent Expenses. The Borrowers agree to pay upon invoice all reasonable and documented costs and expenses of the Agent, including reasonable fees and out-of-pocket expenses of Squire Patton Boggs (US) LLP, incurred in connection with the preparation, execution and delivery of this First Amendment.

(B)    Loan Document. Upon the effectiveness of this First Amendment, (i) this First Amendment shall be a Loan Document; and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

(C)    Severability. The invalidity, illegality, or unenforceability of any provision in or Obligation under this First Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this First Amendment or of such provision or obligation in any other jurisdiction.

(D)    Time of Essence. Time is of the essence in the payment and performance of each of the Obligations of the Borrowers hereunder and with respect to all conditions to be satisfied by the Borrowers.

(E)    Further Assurances. Each Borrower agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this First Amendment and all other agreements executed and delivered in connection herewith.

(F)    Assignments; No Third Party Beneficiaries. This First Amendment shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Letter of Credit Issuer and the Lenders and their respective successors and permitted assigns; provided, however, that no Borrower may delegate any of its duties hereunder or under any other Loan Documents and may not assign any of its rights or remedies set forth in this First Amendment and the other Loan Documents. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this First Amendment and all third-party beneficiary rights are hereby expressly disclaimed.

(G)    Final Agreement. This First Amendment, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection herewith and therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties and are intended as the full, complete, and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between or among the parties with respect thereto. No term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in accordance with the respective terms thereof. Any waiver of any condition in, or breach of, any of the Borrower/Lender Documents in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Agent’s, the Letter of Credit Issuer’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the Borrower/Lender Documents in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements between or among any or all of the parties hereto with respect to the subject matter of the Borrower/Lender Documents.

(H)    Joint and Several. The Obligations of the Borrowers hereunder are joint and several, all as more fully set forth in Article 16 of the Credit Agreement.

8.    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE

OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

[No additional provisions are on this page; the page next following is a signature page.]

IN WITNESS WHEREOF, the Borrowers, the Lenders, the Letter of Credit Issuer, and the Agent have hereunto set their hands as of the date first above written.

BORROWERS

LINCOLN ELECTRIC HOLDINGS, INC.

By	/s/ Christopher L. Mapes
Christopher L. Mapes, Chairman,
President and Chief Executive Officer

And	/s/ Vincent K. Petrella
Vincent K. Petrella, Executive Vice President, CFO and Treasurer

THE LINCOLN ELECTRIC COMPANY

By	/s/ Christopher L. Mapes
Christopher L. Mapes, Chief Executive Officer

And	/s/ Paul R. Klingensmith
Paul R. Klingensmith, Treasurer

LINCOLN ELECTRIC INTERNATIONAL HOLDING COMPANY

By	/s/ Vincent K. Petrella
Vincent K. Petrella, Treasurer

J.W. HARRIS CO., INC.

By	/s/ Abe Aicholtz
Abe Aicholtz, Treasurer

LINCOLN GLOBAL, INC.

By	/s/ Geoffrey P. Allman
Geoffrey P. Allman, Treasurer

TECHALLOY, INC.

By	/s/ Geoffrey P. Allman
Geoffrey P. Allman, Treasurer

WAYNE TRAIL TECHNOLOGIES, INC.

By	/s/ Geoffrey P. Allman
Geoffrey P. Allman, Treasurer

AGENT

KEYBANK NATIONAL ASSOCIATION, AS AGENT

By	/s/ Brian P. Fox
Brian P. Fox, Vice President

LETTER OF CREDIT ISSUER

KEYBANK NATIONAL ASSOCIATION, AS LETTER OF CREDIT ISSUER

By	/s/ Brian P. Fox
Brian P. Fox, Vice President

LENDERS

BANK OF AMERICA, N.A.

By	/s/ Robert Kling
Robert Kling, Vice President - Senior Portfolio Management Officer

THE BANK OF TOKYO - MITSUBISHI UFJ, LTD.

By	/s/ Mark Maloney
Mark Maloney, Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Gregory R. Duval
Gregory R. Duval, Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ Brendan Korb
Brendan Korb, Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Brian P. Fox
Brian P. Fox, Vice President

THE NORTHERN TRUST COMPANY

By	/s/ John DiLegge
John DiLegge, Vice President

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Joseph Moran
Joseph Moran, Senior Vice President

WELLS FARGO BANK, N.A.

By	/s/ Nickolas R. Kepler
Nickolas R. Kepler, Vice President

ATTACHMENT 1

to

First Amendment to Amended and Restated Credit Agreement

AMENDED AND RESTATED

ANNEX A

To Amended and Restated Credit Agreement

dated July 26, 2012 among Lincoln Electric Holdings, Inc., et al., as amended

Lender	Amount of Commitment
Bank of America, N.A.	$50,000,000
The Bank of Tokyo – Mitsubishi UFJ, Ltd.	$50,000,000
HSBC Bank USA, National Association	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
KeyBank National Association	$50,000,000
The Northern Trust Company	$50,000,000
PNC Bank, National Association	$50,000,000
Wells Fargo Bank, N.A.	$50,000,000

SCHEDULE 9.2

Existing Investments

Lincoln’s Joint Ventures

Name	Jurisdiction	Owner	Percentage Ownership
A. B. Arriendos S.A.	Chile	Inversiones LyL S.A.	50.00%
Burlington Automation Corp.	Ontario	Lincoln Canada Holdings ULC	70.00%
Data Driven Robotics Inc.	Ontario	Lincoln Canada Holdings ULC	70.00%
Inversiones LyL S.A.	Chile	Lincoln Electric International Holding Company	50.00%
Kaynak Teknigi Sanayi ve Ticaret A.S.	Turkey	Lincoln Electric France S.A.S.	50.00%
SYS Robot	Turkey	Kaynak Teknigi Sanayi ve Ticaret A.S.	50%
Lincoln Electric Heli (Zhengzhou) Welding Materials Company Ltd.	China	Lincoln Electric Henan Investment Holdings LLC Lincoln Electric Management (Shanghai) Co., Ltd.	68.16 25.17	% %

NOTES:

At December 31, 2013, the Lincoln Parties’ investment in joint ventures totaled approximately $26,618,000, as shown on the Consolidated Balance Sheet for Holdings and its Subsidiaries as of December 31, 2013, as contained in Holdings’ Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Schedule 9.4—Existing Liens (as of 8/31/2014)

Legal Entity	Creditor	Amount	Type	Maturity	Security
Lincoln Electric do Brasil	Banco Itau	$1,469,986	Letter Credit Guaranty	9/9/2015	Accounts Receivable
Electro Arco	Sflag	$61,083	Capital Lease	11/1/2013	Computer
Electro Arco	Caixa Leasing e Factoring	$133,259	Capital Lease	5/20/2012	Porto Warehouse Building
Burlington Automation	Jetco Services	$472,543	Capital Lease	8/2017	Equipment
Lincoln UK Ltd	BNP Paribas	$35,682	Capital Lease	7/2019	Equipment
Lincoln Electric Nanjing	Nanjing Industrial Group	$1,272,000	Mortgage		Mortgage secures pension obligation
Wayne Trails Technologies	Ohio Air Quality Dev Authority	$94,604	Security Interest	10/1/2015	Inventory & Receivables
All amounts USD

SCHEDULE 10.1

Existing Subsidiaries

Name	Jurisdiction	Parent Company	Percentage Ownership
Arc Products, Inc.	Delaware	Lincoln Electric Holdings, Inc.	100.00%
Burlington Automation Corporation	Ontario	Lincoln Canada Holdings ULC	70.00%
Data Driven Robotics Inc.	Ontario	Lincoln Canada Holdings ULC	70.00%
The Lincoln Electric Company	Ohio	Lincoln Electric Holdings, Inc.	100.00%
Lincoln Electric Henan Investment Holdings LLC	Delaware	Lincoln Electric International Holding Company	100.00%
Lincoln Electric International Holding Company	Delaware	Lincoln Electric Holdings, Inc.	100.00%
Lincoln Electric North America, Inc.	Delaware	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Novo Holdings LLC	Delaware	Lincoln Electric Europe B.V.	100.00%
Lincoln Global Holdings LLC	Delaware	Lincoln Electric North America, Inc.	100.00%
Lincoln Global, Inc.	Delaware	Lincoln Global Holdings LLC	100.00%
Lincoln Maquinas Holdings LLC	Delaware	Lincoln Electric Luxembourg S.àr.l.	100.00%
Lincoln Singapore Holdings LLC	Delaware	Lincoln Canada International Holdings LP	100.00%
Smart Force, LLC	Delaware	J.W. Harris Co., Inc.	100.00%
Welding, Cutting, Tools & Accessories, LLC	Delaware	J.W. Harris Co., Inc.	100.00%
Lincoln Electric Bester Sp. z.o.o.	Poland	Lincoln Electric Luxembourg S.àr.l.	100.00%
Harris Calorific GmbH	Germany	Lincoln Europe Holdings GmbH	100.00%
Harris Calorific Limited (Dormant)	Ireland	Lincoln Electric Luxembourg S.àr.l.	100.00%
Harris Calorific International Sp. z.o.o.	Poland	Lincoln Electric Luxembourg S.àr.l.	100.00%

Name	Jurisdiction	Parent Company	Percentage Ownership
Harris Calorific S.r.l.	Italy	Lincoln Electric Italia S.r.l.	100.00%
Harris Euro Corp.	Delaware	Lincoln Electric Holdings Inc.	100.00%
Harris Euro S.L.	Spain	Harris Euro Corp.	100.00%
Harris Soldas Especiais S.A.	Brazil	Lincoln Electric Luxembourg S.àr.l. Lincoln Electric International Holding Company	99.99 0.01	% %
J.W. Harris Co., Inc.	Ohio	Lincoln Electric Holdings, Inc.	100.00%
J.W. Harris International LLC	Ohio	Lincoln Electric Holdings, Inc.	100.00%
Lincoln Canada Holdings 3 ULC	Nova Scotia	Lincoln Canada Holdings ULC	100.00%
Lincoln Canada Holdings ULC	Nova Scotia	Lincoln Electric Holdings S.a.r.l.	100.00%
Lincoln Canada International Holdings LP	Ont., Canada	Lincoln Canada Holdings 3 ULC Lincoln Electric Company of Canada GP Limited	99.004 .996	% %
LE Torreon BCS, S.de R.L. de C.V.	Mexico	Lincoln Electric Manufactura, S.A. de C.V. Lincoln Electric Maquinas, S.de R.L. de C.V.	99.97 0.03	% %
LE Torreon WCS, S.de R.L. de C.V.	Mexico	Lincoln Electric Manufactura, S.A. de C.V. Lincoln Electric Maquinas, S.de R.L. de C.V.	99.97 .03	% %
Lincoln Electric S.A.	Argentina	Lincoln Electric International Holding Company	68.8163%
		The Lincoln Electric Company	31.1837%
Lincoln Electric Company (India) Private Limited	India	Lincoln Electric Cyprus Limited Lincoln Electric Cyprus Holdings LLC	99.86 0.14	% %
The Lincoln Electric Company (Asia Pacific) Pte. Ltd.	Singapore	Lincoln Singapore Holdings LLC	100.00%
The Lincoln Electric Company (Australia) Proprietary Limited	Australia	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Company of Canada GP Limited	Ont., Canada	Lincoln Canada Holdings 3 ULC	100.00%

Name	Jurisdiction	Parent Company	Percentage Ownership
Lincoln Electric Company of Canada LP	Ont., Canada	Lincoln Canada International Holdings LP Lincoln Electric Co. of Canada GP Limited	99.9 .001	% %
The Lincoln Electric Company (New Zealand) Limited	New Zealand	The Lincoln Electric Company (Australia) Pty. Ltd.	100.00%
The Lincoln Electric Company of South Africa (Pty) Ltd.	South Africa	The Lincoln Electric Company Lincoln Electric International Holding Company	99.00 1.00	% %
Lincoln Electric do Brasil Indústria e Comércio Ltda.	Brazil	Lincoln Electric Luxembourg S.ár.l. Lincoln Canada International Holdings LP	37.64 62.36	% %
Lincoln Electric Cyprus Limited	Cyprus	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Cyprus Holdings LLC	Delaware	Lincoln Electric Cyprus Limited	100.00%
Lincoln Electric Dutch Holdings B.V.	The Netherlands	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Europe B.V.	The Netherlands	Lincoln Electric Dutch Holdings B.V.	100.00%
Lincoln Electric Europe, S.L.	Spain	Lincoln Electric Iberia, S.L.	100.00%
Lincoln Electric Finance LP	UK	Lincoln Electric Luxembourg S.ar.l. Lincoln Marquinas Holdings LLC	99.00 1.00	% %
Lincoln Electric France S.A.S.	France	Lincoln Electric Europe B.V.	100.00%
Lincoln Electric Holdings S.a.r.l.	Luxembourg	Lincoln Electric North America, Inc.	100.00%
The Lincoln Electric (Inner Mongolia)Welding Co., Ltd.	Inner Mongolia	The Lincoln Electric Company (Asia Pacific) Pte., Ltd.	70.00%
Lincoln Electric Luxembourg Holdings S.a.r.l.	Luxembourg	Lincoln Electric Holdings S.a.r.l. Lincoln Electric North America, Inc.	90.00 10.00	% %
Lincoln Luxembourg Holdings S.a.r.l.	Luxembourg	Lincoln Electric Luxembourg S.ar.l.	100%
Lincoln Electric Italia S.r.l.	Italy	Lincoln Electric Luxembourg S.ár.l.	100.00%

Name	Jurisdiction	Parent Company	Percentage Ownership
Lincoln Electric Japan K.K.	Japan	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Luxembourg S.ár.l.	Luxembourg	Lincoln Electric Luxembourg Holdings S.a.r.l. Lincoln Electric France S.A.S.	99.88 0.12	% %
Lincoln Electric Management (Shanghai) Co., Ltd.	China	The Lincoln Electric Company (Asia Pacific) Pte., Ltd.	100.00%
Lincoln Electric Manufactura, S.A. de C.V.	Mexico	Lincoln Mexico Holdings LLC The Lincoln Electric Company Lincoln Electric International Holding Company	99.99 0.05 0.05	% % %
Lincoln Electric Maquinas, S. de R.L. de C.V.	Mexico	Lincoln Electric Luxembourg S.ár.l. Lincoln Maquinas Holdings LLC	99.9893 .000080	% %
Lincoln Electric Mexicana, S.A. de C.V.	Mexico	Lincoln Mexico Holdings LLC The Lincoln Electric Company	99.99 0.01	% %
Lincoln Mexico Holdings LLC	Delaware	Lincoln Luxembourg Holdings S.ár.l.	100.00%
Lincoln Electric UK Holdings Limited	England	Lincoln Electric Luxembourg S.ár.l.	100.00%
Lincoln Electric (U.K.) Limited	England	Lincoln Electric UK Holdings Limited	100.00%
Lincoln Electric Venezuela, C.A. (Dormant)	Venezuela	Lincoln Electric International Holding Company	100.00%
Lincoln Electric Iberia, S.L.	Spain	Lincoln Electric International Holding Company Lincoln Electric Europe B.V.	91.76 8.24	% %
Metrode Products Limited	England	Lincoln Electric UK Holdings Limited	100.00%
OAO Mezhgosmetiz – Mtsensk	Russia	OOO Torgovyi Dom Mezhgosmetiz ZAO MGM Holdings	99.9999 .0001	% %
OOO Torgovyi Dom Mezhgosmetiz	Russia	ZAO MGM Holdings	100.00%

Name	Jurisdiction	Parent Company	Percentage Ownership
ZAO MGM Holdings	Russia	Lincoln Electric Dutch Holdings B.V. Lincoln Electric International Holding Company	99.50 .50	% %
OOO Severstal – metiz: Welding Consumables	Russia	SSM RP Holding B.V.	100.00%
SSM RP Holding B.V.	The Netherlands	Lincoln Electric Dutch Holdings B.V. Lincoln Electric International Holding Company	99.99 .01	% %
The Nanjing Lincoln Electric Co. Ltd.	China	Lincoln Nanjing Holdings LLC	100.00%
Lincoln Nanjing Holdings LLC	Delaware	Lincoln Electric International Holding Company	100.00%
Lincoln Smitweld B.V.	The Netherlands	Lincoln Electric Europe B.V.	100.00%
Lincoln Soldaduras de Colombia Ltda.	Colombia	Lincoln Electric International Holding Company	95.00%
		Lincoln Electric Holdings, Inc.	5.00%
Lincoln Soldaduras de Venezuela, C.A.	Venezuela	Lincoln Electric Dutch Holdings B.V.	100.00%
PT Lincoln Electric Indonesia	Indonesia	The Lincoln Electric Company (Asia Pacific) Pte. Ltd.	91.80%
PT Lincoln Indoweld	Indonesia	Lincoln Electric International Holding Company Lincoln Electric North America, Inc.	99.00 1.00	% %
Lincoln Electric (Tangshan) Welding Materials Co., Ltd.	China	Tenwell Development Pte., Ltd.	100.00%
Techalloy, Inc.	Delaware	Lincoln Electric Holdings, Inc.	100.00%
The Shanghai Lincoln Electric Co. Ltd.	China	The Lincoln Electric Company (Asia Pacific) Pte. Ltd.	92.50%
		Tenwell Development Pte. Ltd.	7.50%

Name	Jurisdiction	Parent Company	Percentage Ownership
Tenwell Development Pte. Ltd.	Singapore	The Lincoln Electric Company (Asia Pacific) Pte. Ltd.	100.00%
Lincoln Electric (Jinzhou) Welding Materials Co., Ltd.	China	Tenwell Development Pte. Ltd.	100.00%
Jinzhou Zheng Tai Welding and Metal Co., Ltd	China	Tenwell Development Pte. Ltd.	100.00%
Lincoln Electric (Tangshan) Welding Materials Co., Ltd.	China	Tenwell Development Pte. Ltd.	100.00%
Electro-Arco, S.A.	Portugal	Lincoln Electric Novo Holdings LLC	100.00%
Uhrhan & Schwill Schweisstechnik GmbH	Germany	Lincoln Europe Holdings Gmbh Lincoln Electric Europe BV	94 6	% %
Lincoln Europe Holdings Gmbh	Germany	Lincoln Electric Iberia, S.L.	100.00%
Weartech International, Inc.	California	Lincoln Electric North America, Inc.	100.00%
Weartech International Limited	United Kingdom	Weartech International, Inc.	100.00%
Wayne Trail Technologies, Inc.	Ohio	Lincoln Electric Holdings, Inc.	100.00%
Burlington Automation Corporation	Ontario	Lincoln Canada Holdings ULC	70.00%
Kaliburn, Inc.	South Carolina	Lincoln Electric Holdings	100%
Lincoln Canada Finance ULC	Canada	Lincoln Canada Holdings ULC	100%
Lincoln Electric Cutting Systems, Inc.	Delaware	Lincoln Electric Holdings	100%
Lincoln Electric Middle East FZE	United Arab Emirates	Lincoln Electric Europe B.V.	100%
Robolution GmbH	Germany	Lincoln Europe Holdings GmbH	100%
Tennessee Rand, Inc.	Tennessee	Lincoln Electric Holdings, Inc.	100%

Name	Jurisdiction	Parent Company	Percentage Ownership
Lincoln Electric Heli (Zhengzhou) Welding Materials Company Ltd.	China	Lincoln Electric Henan Investment Holdings LLC	68.16%
		Lincoln Electric Management (Shanghai) Co., Ltd.	25.17%
PythonX Automation Inc.	Nevada	Burlington Automation Corporation	100%

SCHEDULE 10.3

LITIGATION; PROCEEDINGS

Cross-reference is hereby made to the description of litigation contained in Holdings’ annual report on Form 10-K for the fiscal year ended December 31, 2013 and quarterly report on Form 10-Q for the quarter ended June 30, 2014.